Exhibit 10.54

FIRST AMENDMENT TO

SALE AND PURCHASE AGREEMENT

FIRST AMENDMENT TO SALE AND PURCHASE AGREEMENT, made as of June 21, 2013 (this “Amendment”), by and among the sellers set forth below (each individually a “Seller” and collectively the “Sellers”), and THOR 50 VARICK LLC, a Delaware limited liability company (“Purchaser”).

W  I  T  N  E  S  S  E  T  H:

WHEREAS, Purchaser and Sellers entered into a certain Sale and Purchase Agreement (the “Agreement”) as of April 30, 2013 between Sellers and Purchaser with respect to the purchase and sale of 100% of the shares of Varick Investments S.a.r.L, a Luxembourg private limited liability company, which company is the sole shareholder of Varick Studios Inc., a Delaware corporation, which company is the sole member of 50 Varick LLC, which entity is the owner of the Property (as defined therein) located at 50 Varick Street, New York, NY; and

WHEREAS, Purchaser and Sellers desire to modify the Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Sellers and Purchaser, the parties hereto hereby agree as follows:

1.      Incorporation of Definitions. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2.      Closing. The “June 28, 2013” date in the first and third sentences of Section 3(a) of the Agreement is hereby replaced by July 10, 2013.

3.      Standstill. Section 9(f) of the Agreement is hereby replaced with the following:

(f)	Standstill. From the date hereof until the Closing or earlier termination of this Agreement in accordance herewith:

(i)	Sellers shall not, directly or indirectly, enter into any contract for the sale or disposal of any Shares or any securities or obligations convertible into or exchangeable for, or giving any person any right to acquire any membership interests in the Company, or any other direct or indirect interests in the Property, the Company, Delco or US Propco, and

(ii)	Sellers shall not, and shall cause the Company, Delco or US Propco not to, directly or indirectly, enter into any contract for the sale or disposal of any of the assets of the Company, Delco or US Propco, including, but not limited to, its interests in the Property and the Spring Lease.

4.      Counterparts. This Amendment may be executed in any number of counterparts and by each party on separate counterparts. Each counterpart is an original, but all counterparts, taken together, shall constitute one and the same agreement. Delivery of an executed counterpart signature page of this Amendment by e-mail (pdf) or fax shall be as effective as delivery of a manually executed counterpart of this Amendment.

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5.      Reaffirmation. Except as expressly amended by this Amendment, the parties hereto agree that the terms, conditions and provisions of the Agreement are hereby ratified and reaffirmed and shall remain in full force and effect. This Amendment and the Agreement shall hereafter be read and construed together as a single document, and all references to the “Agreement” contained in the Agreement or any other instrument shall hereafter refer to the Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the day and year first above written.

PURCHASER:

THOR 50 VARICK LLC

By: DSFT Holdings LLC, its sole member

By:	/s/ Morris Missry
Name: Morris Missry
Title: Manager

SELLERS:

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for GREENGAGE S.A., Société de Titrisation, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for KENSINGTON SQUARE HOLDING S.A., Société de Titrisation, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for SCLAREA FOUR S.A., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for HAWKSFORD TRUSTEES JERSEY LTD as Trustee of the Dog Trust, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for HUERTAS GROUP LTD., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attornéy-in-fact for AREPO FIDUCIARA S.R.L., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for TIZIANI CAPITAL LIMITED, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cay rati Crivelli, as attorney-in-fact for OMNIAFIN S.P.A., pursuant to Power of Attorney, dated March 4, 2013

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SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for SIMON FIDUCIARA S.P.A., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivèlli, as attorney-in-fact for KRUIDO S.A., pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for UDOLL MANAGEMENT LIMITED, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for ANTONIO TAZARTES, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for MARIA BARTON, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for MARCO GOBBETTI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for LUISA CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attornéy-in-fact for AMEDEO CLAVARINO, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for RICCARDO CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for GIORGIO CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for UBERTO CAJRATI CRIVELLI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for PAOLO CARDANO, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for GIOVANNI DI VINCENZO, pursuant to Power of Attorney, dated March 4, 2013

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SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for ANDREA A. ZAMBON, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for ROBERTO MANGIAVACCHI, pursuant to Power of Attorney, dated March 4, 2013.

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for ANTONIO BELLONI, pursuant to Power of Attorney, dated March 4, 2013

SIGNED by:	/s/ Alessandro Cajrati Crivelli

Alessandro Cajrati Crivelli, as attorney-in-fact for ICS SECURITIES S.A R.L., Société de Titrisation, pursuant to Power of Attorney, dated March 4, 2013

/s/ Alessandro Cajrati Crivelli
ALESSANDRO CAJRATI CRIVELLI, individually

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